SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the registrant ☐

Filed by a party other than the registrant ☒

Check the appropriate box:

☐ Preliminary proxy statement.

☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive proxy statement.

☒ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

HOPFED BANCORP, INC.

(Name of Registrant as Specified in its Charter)

STILWELL VALUE PARTNERS I, L.P.

STILWELL VALUE PARTNERS VI, L.P.

STILWELL ACTIVIST FUND, L.P.

STILWELL ASSOCIATES, L.P.

STILWELL ASSOCIATES INSURANCE FUND
OF THE S.A.L.I. MULTI-SERIES FUND L.P.

 STILWELL VALUE LLC

STILWELL ADVISERS LLC

 JOSEPH STILWELL
ROBERT BOLTON

JOHN P. O'GRADY

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4) Date Filed:

The Stilwell Group

111 Broadway, 12th Floor

New York, NY 10006

(212) 269-1551

INFO@STILWELLGROUP.COM

April 25, 2013

Dear Fellow HFBC Owner,

In HFBC’s flashy proxy materials decorated with movie directors’ chairs, CEO John Peck says they are proud as they “wrap up another award-winning year of accomplishments.” Is this a parody? Last year’s return on equity of 2.5% was well below average.1 The year before, HFBC also performed well below the average bank. The CEO has a distorted perception of reality, and the Board doesn’t seem to be providing proper supervision. Aren’t they ashamed of how poorly they’ve done for the owners?

We are troubled by the Bank’s inability to acknowledge their shortcomings. Beyond that, their statement that the CEO did not receive an increase in base compensation in 2012 is misleading.  The salary amounts reported in HFBC's proxy statements for Mr. Peck have been higher each and every year for 12 years. Further, according to the Company’s own proxy materials, Mr. Peck’s total compensation for 2012 was $529,205. We believe the Board has made sure that Mr. Peck has done quite well even in years when the shareholders haven’t.

1 See http://www2.fdic.gov/qbp/2011dec/all3a2.html; and http://www2.fdic.gov/qbp/2012dec/all3a2.html (used to calculate average for institutions with a similar asset size); See also http://www2.fdic.gov/qbp/2012dec/all1a.html (all institutions average).

If HFBC is going to liken their performance to a documentary film, then we think the story should end here. At the end of the day, poor performance is simply not acceptable regardless of how you dress it up. In our estimation, these self-accolades demonstrate the current actors shouldn’t be running this show. We believe HFBC should retain an investment banker with the charge to maximize shareholder value.

Sincerely, Joseph Stilwell

P.S. While our nominee, Robert Bolton, does not have specific plans for the Company and will not represent a majority of the Board, we believe electing him to the Board will send a strong signal that a majority of the shareholders favor maximizing shareholder value.

Proxy

This proxy is solicited by the Stilwell Group in opposition to the Board of Directors of HopFed Bancorp, Inc. for the 2013 Annual Meeting of Stockholders

This solicitation is not being made by the Board of Directors of HopFed Bancorp, Inc.

The undersigned hereby appoints Ms. Corissa Briglia, Mr. Charles W. Garske, Mr. Bruce H. Goldfarb, Ms. Megan Parisi, and Mr. Spencer L. Schneider, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, par value $0.01 per share, of HopFed Bancorp, Inc. ("HopFed Bancorp" or the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Heritage Bank located at 4155 Lafayette Road, Hopkinsville, Kentucky, on Wednesday, May 15, 2013, at 3:00 p.m., local time, or any adjournments or postponements thereof and at any meeting called in lieu thereof (the "Annual Meeting").

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. **Unless otherwise specified, this proxy will be voted "FOR" the election of the Stilwell Group's Nominee for election as director as noted on the reverse, "FOR" the ratification of the appointment of Rayburn, Bates & Fitzgerald P.C. as the Company's independent registered public accounting firm for 2013, "AGAINST" the Company's non-binding proposal to approve its executive compensation, FOR "1 Year" with respect to the Company's non-binding proposal regarding future advisory votes on executive compensation, and "AGAINST" approval of the HopFed Bancorp, Inc. 2013 Long-Term Incentive Plan.** This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 15, 2013. The Stilwell Group's Proxy Statement and form of GREEN proxy card are available at www.myproxyonline.com/HopFedBancorp.

For registered shares, your proxy must be received by 11:59 P.M. Central Daylight Time on May 14, 2013.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

The Stilwell Group recommends that you vote "FOR" the election of the Stilwell Group's Nominee, Robert Bolton, as a director, "FOR" the ratification of the appointment of Rayburn, Bates & Fitzgerald P.C. as the Company's independent registered public accounting firm, "AGAINST" the Company's non-binding proposal to approve its executive compensation, FOR "1 Year" with respect to the Company's non-binding proposal regarding future advisory votes on executive compensation, and "AGAINST" the approval of the HopFed Bancorp, Inc. 2013 Long-Term Incentive Plan.

1. ELECTION OF DIRECTORS

– To elect Mr. Robert Bolton

☐ FOR ☐ WITHHOLD

The Stilwell Group intends to use this proxy to vote for the persons who have been nominated by the Company to serve as Directors, other than the Company nominee noted below. There is no assurance that the candidates nominated by the Company will serve as Directors if the Stilwell Group's Nominee is elected. You should refer to the Company's proxy statement and form of proxy distributed by the Company for the name, background, qualifications and other information concerning the Company's nominees. The Stilwell Group is NOT seeking authority to vote for and will NOT exercise any authority for Thomas Miller.

Note: If you wish to withhold authority from voting on persons who have been nominated by the Company to serve as Director other than Thomas Miller, write the name of the Company nominee in the following space: ______________________

2. RATIFICATION OF THE APPOINTMENT OF RAYBURN, BATES & FITZGERALD P.C. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR HOPFED BANCORP, INC. FOR THE YEAR ENDING DECEMBER 31, 2013.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4. ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

☐ 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN

5. APPROVAL OF THE HOPFED BANCORP, INC. 2013 LONG-TERM INCENTIVE PLAN.

☐ FOR ☐ AGAINST ☐ ABSTAIN

In his or her discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the Proxy Statement provided herewith.

Dated: ______________________

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Signature

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Title

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Signature (if held jointly)

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Title

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

Electronic Voting Instructions

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Central Daylight Time, on May 14, 2013.

Vote by Internet

- Log on to the Internet and go to www.myproxyonline.com
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-866-437-4543 within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.